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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):     June 30, 2003


                             ABLE LABORATORIES, Inc.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                    001-11352                 04-3029787
(State or Other Jurisdiction        (Commission              (IRS Employer
     of Incorporation)              File Number)           Identification No.)


6 Hollywood Court, South Plainfield, NJ                            07080
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:        (908) 754-2253



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ITEM 5.  OTHER EVENTS

         On June 30, 2003, Able Laboratories, Inc. announced that it entered into a definitive purchase agreement with certain accredited investors with respect to the private placement of 1,600,000 shares of its common stock at a purchase price of $19.00 per share, for gross proceeds of $30.4 million. In addition, the private placement investors have an additional right to purchase up to an additional 440,000 shares of common stock at $19.00 per share. The Securities Purchase Agreement, the form of Additional Investment Right and the press release announcing the private placement are attached hereto as exhibits.

ITEM 7.  EXHIBITS

            4.1     Form of Additional Investment Right dated June 30, 2003.

            10.1 Securities Purchase Agreement dated as of June 30, 2003 among Able Laboratories, Inc. and the purchasers identified on the signature pages thereof.

            99.1    Press Release issued by Able Laboratories, Inc. on June 30,
                    2003.


            SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ABLE LABORATORIES, INC.


Date: June 30, 2003                  By:  /s/ Dhananjay G. Wadekar
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                                        Dhananjay G. Wadekar
                                        President and Chief Executive Officer









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                                  EXHIBIT INDEX

          NUMBER    DESCRIPTION


            4.1     Form of Additional Investment Right dated June 30, 2003.

            10.1 Securities Purchase Agreement dated as of June 30, 2003 among Able Laboratories, Inc. and the purchasers identified on the signature pages thereof.

            99.1    Press Release issued by Able Laboratories, Inc. on June 30,
                    2003.































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